UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2009

                               Delta Apparel, Inc.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
                                     -------
                          (State or Other Jurisdiction
                                of Incorporation)

         1-15583                                          58-2508794
  -------------------                               -----------------------
(Commission File Number)                       (IRS Employer Identification No.)

322 S. Main Street, Greenville, South Carolina                    29601
------------------------------------------------             ---------------
   (Address of Principal Executive Offices)                    (Zip Code)

                                 (864) 232-5200
                                 --------------
                         (Registrant's telephone number
                              including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

         On June 26, 2009, Delta Apparel, Inc. (the "Company"), Parkdale Mills, Inc., a North Carolina corporation, and Parkdale America, LLC, a North Carolina limited liability company (collectively, "Parkdale") entered into a First Amendment to Yarn Supply Agreement (the "Amendment"), which amended the terms of the Yarn Supply Agreement dated as of January 5, 2005 between the Company and Parkdale (the "Yarn Supply Agreement"). Pursuant to the Yarn Supply Agreement, the Company purchases from Parkdale all yarn required by the Company and its wholly owned subsidiaries for use in its manufacturing operations (excluding yarns that Parkdale did not manufacture as of the date of the Yarn Supply Agreement in the ordinary course of its business or due to temporary Parkdale capacity restraints). The Yarn Supply Agreement was filed as Exhibit 10.29 to the Company's Form 10-Q filed on February 9, 2005.

         Pursuant to the Amendment, the term of the Yarn Supply Agreement was extended until December 31, 2011. In addition, pursuant to the Amendment, the basis, waste factors, and conversion prices used to calculate the purchase price of yarn purchased pursuant to the Yarn Supply Agreement were amended, with the new pricing effective beginning on July 1, 2009.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           DELTA APPAREL, INC.



Date:  July 1, 2009        /s/Deborah H. Merrill
                           -----------------------------------------------------
                           Deborah H. Merrill
                           Vice President, Chief Financial Officer and Treasurer